EXHIBIT 23.1

                         CONSENT REGARDING LEGAL OPINION



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Taylor Madison Corp. (File No. 001-15034) of our opinion dated August 31, 2005.



Bush Ross, P.A.
Tampa, Florida
August 31, 2005

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